                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     Each person whose signature appears below constitutes and appoints Mary Ann Jorgenson, Stuart D. Neidus and Thomas B. Waldin, or any one of them, as his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities to execute in the name of each such person who is then an officer or director of the registrant the registration statement in connection with the merger with Pentair and the split-off of Anthony & Sylvan, any and all amendments (including post-effective amendments) to the registration statement, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing required to necessary to be done in and about the premises as fully as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, any lawfully do or cause to be done by virtue thereof.

     This power of attorney has been signed effective as of May 18, 1999 by the following persons in the capacities indicated below.

               SIGNATURE                                    TITLE
               ---------                                    -----
/s/ THOMAS B. WALDIN                       President and Chief Executive Officer,
---------------------------------------    Director (Principal Executive Officer)
Thomas B. Waldin
/s/ STUART D. NEIDUS                       Executive Vice President and Chief
---------------------------------------    Financial Officer (Principal Financial
Stuart D. Neidus                           and Accounting Officer)
/s/ RALPH T. KING                          Chairman of the Board of Directors
---------------------------------------
Ralph T. King
/s/ JAMES M. BIGGAR                        Director
---------------------------------------
James M. Biggar
/s/ GORDON D. HARNETT                      Director
---------------------------------------
Gordon D. Harnett
/s/ GEORGE M. HUMPHREY, II                 Director
---------------------------------------
George M. Humphrey, II
/s/ MARY ANN JORGENSON                     Director
---------------------------------------
Mary Ann Jorgenson